Exhibit 31.1
Certification of Chief Executive Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act
of 2002
I, Luis de la Aguilera, certify that:
1.
I have reviewed this Quarterly Report on Form
10-Q of USCB Financial Holdings, Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were
made,
not
misleading with respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects
the financial
condition, results
of operations
and cash
flows of
the registrant
as of,
and for,
the periods
presented in this report;
4.
The
registrant’s
other
certifying
officer
and
I
are
responsible
for
establishing
and
maintaining
disclosure
controls
and
procedures (as
defined in
Exchange Act
Rules 13a-15(e)
and 15d-15(e))
and internal
control over
financial reporting
(as
defined in Exchange
Act Rules 13a-15(f) and 15d-15(f)) for the registrant and
have:
a)
designed
such
disclosure
controls
and
procedures,
or
caused
such
disclosure
controls
and
procedures
to
be
designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant,
including
its
consolidated subsidiaries, is
made known
to us by
others within those
entities, particularly during
the period in
which
this report is being prepared;
b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
preparation
of
financial
statements
for
external
purposes
in
accordance
with
generally
accepted
accounting
principles;
c)
evaluated the effectiveness
of the registrant’s
disclosure controls and
procedures and presented
in this report our
conclusions about the effectiveness of the
disclosure controls and procedures, as of the
end of the period covered
by this report based on such evaluation; and
d)
disclosed in this
report any
change in the
registrant’s internal
control over
financial reporting
that occurred
during
the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an Annual Report) that has
materially
affected,
or
is
reasonably
likely
to
materially
affect,
the
registrant’s
internal
control
over
financial
reporting; and
5.
The registrant’s
other certifying
officer
and I
have disclosed,
based on
our most
recent evaluation
of internal
control over
financial
reporting,
to
the
registrant’s
auditors
and
the
audit
committee
of
the
registrant’s
board
of
directors
(or
persons
performing the equivalent functions):
a)
All
significant
deficiencies
and
material
weaknesses
in
the
design
or
operation
of
internal
control
over
financial
reporting which are
reasonably likely
to adversely affect
the registrant’s ability
to record, process,
summarize and
report financial information; and
b)
Any fraud, whether or not material,
that involves management or other employees who
have a significant role in
the
registrant’s internal control over financial reporting.
/s/ Luis de la Aguilera
Luis de la Aguilera
Chairman, President and Chief Executive Officer
Date: August 7, 2026